Exchange of the Animal Health business	12 Months Ended
Dec. 31, 2017
Text Block1 [Abstract]
Exchange of the Animal Health business

D.1. Exchange of the Animal Health business

Further to the exclusivity agreement of December 2015 on a future exchange of Sanofi’s Animal Health business (Merial) and Boehringer Ingelheim’s Consumer Healthcare (CHC) business, the two groups announced on June 27, 2016 that they had successfully concluded the negotiations ongoing since the end of 2015 by signing contracts to secure the deal.

Consequently, and as required by IFRS 5 (see Note B.7.), all assets of the Animal Health business included in the exchange and all liabilities directly related to those assets were classified in the line items Assets held for sale or exchange and Liabilities related to assets held for sale or exchange, respectively, in the consolidated balance sheets as of December 31, 2016 and 2015. In addition, because the Animal Health business qualifies as a discontinued operation under IFRS 5 (see Note B.7.), the net income or loss from that business was presented separately in the consolidated income statement within the line item Net income/(loss) of the exchanged/held-for-exchange Animal Health business. This presentation in a separate line item in the income statement applied to operations for the year ended December 31, 2016 and for the comparative periods presented. Following the finalization of the exchange deal with Boehringer Ingelheim on January 1, 2017, the Animal Health business no longer qualified as an operating segment in 2016 and the comparatives for 2015 were amended accordingly.

For detailed information about the contribution of the Animal Health business to the consolidated financial statements refer to Note D.36., “Exchanged/Held-for-Exchange Animal Health business”.

Finalization of the exchange of Sanofi’s Animal Health business for Boehringer Ingelheim’s CHC business

On January 1, 2017, Sanofi finalized the exchange of its Animal Health business for Boehringer Ingelheim’s CHC business.

After final enterprise value adjustments, the exchange values of the two businesses effectively transferred during 2017 were determined at €10,557 million for Sanofi’s Animal Health business and €6,239 million for Boehringer Ingelheim’s CHC business.

Divestment of the Animal Health business

Sanofi has recognized a pre-tax gain of €6,343 million within the line item Net income of the exchanged/held-for-exchange Animal Health business, and an after-tax gain of €4,643 million.

Acquisition of Boehringer Ingelheim’s CHC business

The final purchase price allocation for the acquisition of Boehringer Ingelheim’s CHC business is as follows (in € million):

(€ million)	Fair value at acquisition date
Property, plant and equipment	67

Other intangible assets	3,771

Other non-current assets and liabilities	(84)

Inventories	296

Other current assets and liabilities	46

Held-for-sale assets	77

Net deferred tax position	(156)
Net assets of Boehringer Ingelheim’s CHC business as of January 1, 2017	4,017
Goodwill	2,222
Purchase price	6,239

Goodwill represents (i) the capacity to draw on a specialized structure to refresh the existing product portfolio; (ii) the competencies of the staff transferred to Sanofi; (iii) the benefits derived from the creation of new growth platforms; and (iv) the expected future synergies and other benefits from combining the CHC operations of Boehringer Ingelheim and Sanofi.

The tax-deductible portion of goodwill amounts to €1,876 million.

This business generated sales of €1,407 million in the year ended December 31, 2017.